Exhibit 99.2

TCF Financial Corporation 2012 Fourth Quarter and Year-End Earnings Results Presentation

Agenda . Fourth Quarter / 2012 Highlights - William Cooper (Chairman & CEO) . Lending - Craig Dahl (Vice Chairman of Lending) . Credit / Expenses - Mike Jones (Chief Financial Officer) .Deposits & Fee Generation / Capital - Tom Jasper (Vice Chairman of Funding) .Summary - William Cooper (Chairman & CEO) .Q&A

Fourth Quarter Highlights . Net income of $23.6 million, or 15 cents per share . Net interest margin of 4.79 percent, up 87 bps from fourth quarter 2011 . Pre-tax pre-provision profit of $87.2 million, up 3.5 percent from fourth quarter 2011 . Average deposits increased $1.7 billion, or 13.7 percent, from fourth quarter 2011 . Net growth in checking accounts for second consecutive quarter . Gain on sale of auto loans of $6.9 million and consumer real estate loans of $.9 million . Completed $100 million preferred stock offering at 6.45%, 105 bps lower than the June 2012 preferred stock issuance

Fourth Quarter Highlights (con’t) . Non-performing assets1 of $476.4 million, down $65.8 million from third quarter 2012 . Provision expense of $48.5 million, down $47.8 million from third quarter 2012 . Net charge-offs of $45.5 million, down $58.9 million from third quarter 2012 . Recognized a civil money penalty expense of $10 million, or 6 cents per diluted share, related to previously disclosed issues in TCF’s BSA programs . On January 10th, SUPERVALU® announced a definitive agreement to sell five of its retail grocery chains, including Jewel-Osco®, to an investment group led by Cerberus Capital Management 1 Non-accrual loans and real estate owned

2012 Highlights . 2012 total net loss of $218.5 million, or $1.37 per share, includes a $295.8 million, or $1.87 per share, after-tax charge for balance sheet repositioning . Net interest margin of 4.65 percent, up 66 bps from 2011 . Total loans and leases of $15.4 billion, increase of 9 percent from December 31, 2011 . Average deposits of $13.2 billion, increase of 10.1 percent from 2011 . Consumer real estate over 60-day delinquencies down 19 percent from December 31, 2011 . Total regulatory classified assets down $198.2 million, or 39.5 percent, from December 31, 2011 . Real estate owned down $38 million, or 28.1 percent, from December 31, 2011 . Three successful capital issuances – $272.5 million of preferred stock and $110 million of subordinated debt

$173 $180 $198 $201 $201 $92 $89 $100 $99 $101 3.92% 4.14% 4.86% 4.85% 4.79% 12/11 3/12 6/12 9/12 12/12 Net Interest Income Fees & Other Revenue Net Interest Margin $302 $265 $269 $298 $300 1 ($ millions) 1 Excludes gains/(losses) on sales of securities of $5.8 million, $76.6 million, $13.1 million, $13.0 million, and $(528) thousand at 12/11, 3/12, 6/12, 9/12, and 12/12, respectively 2 Annualized . 4Q12 revenue impacted by: . Steady fee and service charge income related to net growth in checking account base . Sale of auto loans . Sale of consumer real estate loans .4Q12 net margin impacted by: .Loan and lease yield compression due to the lower interest rate environment Fourth Quarter Highlights – Revenue Growth 2

As a % of average assets : Net interest income 4.32% 3.23% Adjusted non-interest income 3 2.15% 1.25% Adjusted revenue 3 6.47% 4.48% Adj. pre-tax pre-provision profit 4 1.97% 1.62% Net interest margin 4.65% 3.57% Yield on loans 5.53% 5.18% Yield on securities 3.33% 2.86% Rate on deposits .31% .53% As a % of average assets: Securities 5.9% 25.2% Loans and leases 83.9% 62.9% Deposits 72.9% 74.4% Borrowings 15.2% 12.0% TCF 2012 Banks $10-$50 billion in total assets1 YTD 3Q12 Average2 . TCF has a higher margin because it has more loans at a higher rate and more deposits at a lower rate . TCF has more fee income due to a diversified base of revenue sources, including its national lending businesses 1 Excludes TCF 2 Annualized 3 Excludes gains on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Measures – Revenue Ratios” slide) 4 Total revenue less non-interest expense; excludes gains on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 2012 Highlights – Peer Analysis

($ millions) % of Total Loans & Leases: Consumer RE & Other 49% 43% Commercial 24% 22% National Lending 27% 35% 9% YoY Growth Rate $6,930 $6,703 $3,449 $3,405 $3,771 $5,318 $14,150 $15,426 12/11 12/12 National Lending Commercial Consumer RE & Other . National lending businesses contributing to strong asset growth . Consistent, disciplined strategy of developing diversified portfolios . Superior credit quality from the national lending businesses . Core revenue generation through sales of auto and consumer real estate loans . Sold $804.1 million of loans in 2012, pre-tax gain of $30 million Lending – Portfolio

($ billions) 2011 2012 Change Period Beginning Balance $14.8 $14.2 $ (.6) New Volume 5.6 10.6 5.0 Run-off 1 (6.2) (9.4) (3.2) Period Ending Balances $14.2 $15.4 $ 1.2 ($ millions) 2012 vs. 2011 Consumer Real Estate $ 350 Commercial 856 Leasing 192 Inventory Finance2 2,613 Auto Finance 1,016 Total Lending $ 5,027 Change in New Volume 1 Includes activity from payments, pre-payments, charge-offs and loan and lease sales 2 Origination levels impacted by the high velocity of fundings and repayments with dealers . Strong diversity across asset classes .Origination growth from all businesses Lending – Originations

4Q11 1Q12 2Q12 3Q12 4Q12 Consumer real estate 5.71% 5.65% 5.54% 5.60% 5.60% Commercial 5.40 5.32 5.16 5.14 5.10 National lending businesses 6.13 5.91 5.73 5.62 5.53 Total Loans and Leases 5.75 5.65 5.52 5.50 5.47 Competitive commercial marketplace; large banks in all of our markets competing on price for assets Growth in national lending with some yield compression due to lower yields on new originations of the portfolio in the current low rate environment ($ millions) Lending – Yields

. Consumer Real Estate . Over 60-day delinquencies decreased $4.4 million, or 4.7 percent, from September 30, 2012 . Net charge-offs down $40.8 million, or 54.6 percent, from third quarter 2012 ($43.9 million bankruptcy-related regulatory guidance impact in third quarter 2012) . Excluding the impact of the bankruptcy-related regulatory guidance, net charge-offs have decreased in five consecutive quarters . Non-performing assets down $14.9 million, or 4.7 percent, from September 30, 2012 . Commercial . Net charge-offs down $12.2 million, or 59.4 percent, from third quarter 2012 . Non-performing assets down $48.9 million, or 24 percent, from September 30, 2012 . National Lending . Fourth quarter net charge-offs of 18 bps1 and year-to-date net charge-offs of 26 bps . Continued strong credit performance in the national lending businesses Credit Quality 1 Annualized

$176 $187 $189 $186 $207 0 50 100 150 200 12/11 3/12 6/12 9/12 12/12 Other Deposit Premiums & Marketing Occupancy & Equipment Compensation & Benefits ($ millions) Core Operating Expenses . Ramp up of compensation expenses in revenue-producing national lending businesses, primarily auto finance . Expect to grow revenue into this expense base during 2013 4Q12 Core Operating Expenses Core operating expenses $ 207.4 One time items: Civil money penalty for BSA 10.0 Other one time expenses 5.7 Total one time items 15.7 Adjusted core operating expenses $ 191.7

4Q11 1Q12 2Q12 3Q12 4Q12 Change from Prior Quarter Fees & Service Charges, Card Revenue and ATM Revenue $71.3 $61.3 $67.9 $62.8 $62.8 -- % Marketing & Deposit Account Premium Expense 8.7 8.6 7.1 4.7 4.8 2.0% Net Fee Income $62.6 $52.7 $60.8 $58.1 $58.0 (.1)% . Reintroduction of TCF Free CheckingSM focuses on quality relationships, not volume of sales . Net fee income was relatively flat compared to third quarter of 2012 due to the increase in account growth and additional fees related to accounts acquired from Prudential offsetting the seasonal overdraft fee decrease for the quarter . Expect to continue this trend through quality account net growth and new product initiatives . Marketing and premium expenses have declined and stabilized since the reintroduction of TCF Free Checking ($ millions) Fee Generation – Key Statistics

$12,103 $12,268 $13,047 $13,558 $13,757 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 12/11 3/12 6/12 9/12 12/12 CD's Checking Money Market Savings . Checking account attrition rates have declined for four consecutive quarters . Average total deposits have increased for nine consecutive quarters . Positive impact of CD initiatives . Prudential deposit acquisition performing slightly better than expected on average balances . Target marketing, providing the right products to the right customers through various channels, “A Better Way” Deposit Generation .32% .30% .31% .32% .32% Average cost: Quarterly Average Balances ($ millions)

1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity” slide 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio” slide Capital Ratios 3Q12 4Q12 Tangible realized common equity1 7.55% 7.52% Tier 1 common capital2 9.17% 9.21% Tier 1 leverage capital 8.66% 9.21% Tier 1 risk-based capital 10.40% 11.09% Total risk-based capital 12.96% 13.63% . Issued $100 million of 6.45% Series B Non-Cumulative Perpetual Preferred Stock in fourth quarter 2012 . Continue to build capital through retained earnings in the quarter and going forward . Basel III (Notice of Proposed Rulemaking) is in a comment period and not scheduled to start phasing in until 2014, with full compliance by 2019 Capital Ratios – Holding Company

2012 in Review . Building and Investing Year - Expansion of national lending businesses, functional management structure, balance sheet repositioning, deposit acquisition, preferred stock and subordinated debt offerings, trust preferred redemption, investments in BSA program, and the return of TCF Free Checking . Strong loan and lease growth continues in the national lending businesses . Gateway profitable in first year . Significant growth in inventory finance . Strong deposit growth and improved checking results . Credit trends across all business lines continue to be encouraging 2013 Outlook . Execution and Results Year . Continued growth in national lending businesses . Build retail customer base through core products . Focus on performance improvement in credit . Increase revenue while controlling expenses – maintain our strong pre-tax pre-provision return on assets Summary

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this investor presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this investor presentation.  These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K under the heading “Risk Factors,” the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks.  Deterioration in general economic and banking industry conditions, including defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or continued high rates of or increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment and securities available for sale portfolios, including declines in commercial or residential real estate values or changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity.

Legislative and Regulatory Requirements.  New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks; the imposition of requirements with an adverse impact relating to TCF’s lending, loan collection and other business activities as a result of the Dodd-Frank Act, or other legislative or regulatory developments such as mortgage foreclosure moratorium laws or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; impact of legislative, regulatory or other changes affecting customer account charges and fee income; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines; deficiencies in TCF’s compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions or other adverse consequences such as increased capital requirements or higher deposit insurance assessments; heightened regulatory practices, requirements

(continued)

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act     (continued) or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity.

Earnings/Capital Risks and Constraints, Liquidity Risks.  Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry, the economic impact on banks of the Dodd-Frank Act and other regulatory reform legislation; the impact of financial regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital (including those resulting from U.S. implementation of Basel III requirements); adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to customer opt-in preferences with respect to overdraft fees on point of sale and ATM transactions or the success of TCF’s reintroduction of TCF Free CheckingSM which may have an adverse impact on TCF’s fee revenue; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues.

Supermarket Branching Risk; Growth Risks.  Adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches, including the announcement on January 10, 2013 by SUPERVALU that it had entered into an agreement to sell several of its supermarket chains, including Jewel-Osco® in which TCF has 157 branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF’s balance sheet through programs or new opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; product additions and addition of distribution channels (or entry into new markets) for existing products.

Technological and Operational Matters.  Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change.

Litigation Risks.  Results of litigation, including class action litigation concerning TCF’s lending or deposit activities including account servicing processes or fees or charges, or employment practices, and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa.

Accounting, Audit, Tax and Insurance Matters.  Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse state or Federal tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities.

Appendix

$ Computation of non-interest income excluding gains on sales of securities and non-recurring revenue: Total non-interest income $ 490,423 2.72% $ 178,766 1.32% Less: Gains on sales of securities 102,232 7,153 Non-recurring revenue -- 1,201 Total non-interest income excluding gains on securities and non-recurring revenue $ 388,191 2.15% $ 170,412 1.25% Computation of total revenue excluding gains on sales of securities and non-recurring revenue: Total revenue $ 1,270,442 7.04% $ 630,292 4.55% Less: Gains on sales of securities 102,232 7,153 Non-recurring revenue -- 1,201 Total revenue excluding gains on sales of securities and non-recurring revenue $ 1,168,210 6.47% $ 621,938 4.48% Computation of pre-tax pre-provision profit excluding gains on sales of securities and non-recurring items: Total revenue $ 1,270,442 $ 630,292 Less non-interest expense 1,362,554 395,584 Pre-tax pre-provision profit (92,112) 234,708 Less: Gains on sales of securities 102,232 7,153 Non-recurring revenue (expense) (550,735) 1,201 Pre-tax pre-provision profit excluding gains on sales of securities and non-recurring revenue (expense) $ 356,391 1.97% $ 226,354 1.62% Total Average Assets $ 18,055,644 $ 18,908,671 Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios1 ($000s) TCF 2012 Banks $10-$50 billion in total assets YTD 3Q12 Avg2, 3 1 When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non- GAAP financial measures and are viewed by management as useful indicators of TCF’s ability to generate returns to cover potential credit losses. 2 Excludes TCF 3 Annualized % of Total Avg Assets3 $ % of Total Avg Assets3

1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity1 Computation of tangible realized common equity to tangible assets Total equity $ 1,764,669 $ 1,876,643 Less: Non-controlling interest in subsidiaries 13,205 13,270 Total TCF stockholders’ equity 1,751,464 1,863,373 Less: Preferred stock 166,721 263,240 Goodwill 225,640 225,640 Intangibles 9,092 8,674 Accumulated other comprehensive income 18,067 12,443 Tangible realized common equity $ 1,331,944 $ 1,353,376 Total assets $17,878,393 $ 18,225,917 Less: Goodwill 225,640 225,640 Intangibles 9,092 8,674 Tangible assets $17,643,661 $ 17,991,603 Total realized common equity to tangible assets 7.55% 7.52 % Dec. 31, 2012 ($000s) Sept. 30, 2012

Sept. 30, 2012 Tier 1 risk-based capital ratio: Tier 1 capital $ 1,515,050 Total risk-weighted assets $ 14,562,779 Tier 1 risk-based capital ratio 10.40 % Computation of tier 1 common capital ratio: Tier 1 capital $ 1,515,050 Less: Preferred stock 166,721 Qualifying non-controlling interest in subsidiaries 13,205 Tier 1 common capital 1,335,124 Tier 1 common capital ratio 9.17% ($000s) Dec. 31, 2012 $ 1,633,336 $ 14,733,203 11.09% $ 1,633,336 263,240 13,270 1,356,826 9.21 % Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio1 1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions.